UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 3, 2006
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza
Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)
(631) 342-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As previously disclosed, on March 3, 2006, CA, Inc. (the “Company”) completed its acquisition of Wily Technology, Inc. (“Wily”) by merger for total consideration of approximately $375 million. The Company is filing this report to provide the required financial statements of Wily, and the pro forma financial statements relating to the Wily acquisition, specified below. For more information about the Wily acquisition, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2006, which is hereby amended.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The following financial statements of Wily are furnished as Exhibit 99.1 and are incorporated herein by reference:

(i)	Report of Rowbotham & Company LLP, Independent Auditors for the year ended December 31, 2005

(ii)	Report of PricewaterhouseCoopers LLP, Independent Auditors for the year ended December 31, 2004

(iii)	Consolidated Balance Sheets as of December 31, 2005 & 2004

(iv)	Consolidated Statements of Operations for the Years Ended December 31, 2005 and 2004

(v)	Consolidated Statements of Mandatorily Redeemable Convertible Preferred Stock and Shareholders’ Deficit for the Years Ended December 31, 2005 and 2004

(vi)	Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004

(vii)	Notes to Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004
(b) Pro Forma Financial Information.
The following pro forma financial statements are furnished as Exhibit 99.2 and are incorporated herein by reference:
(i) Unaudited pro forma Condensed Combined Balance Sheet for the fiscal year ended March 31, 2006, which gives effect to the Wily acquisition as if it had been completed on March 31, 2006.
(ii) Unaudited pro forma Condensed Combined Statements of Operations for the fiscal years ended March 31, 2006 and March 31, 2005, which give effect to the acquisitions of iLumin Software Services, Inc., Niku Corporation and Wily as if the acquisitions had been completed on April 1, 2004.

(d) Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Accountants
Exhibit 23.2	Consent of Independent Accountants
Exhibit 99.1	(i) Report of Rowbotham & Company LLP, Independent Auditors dated June 15, 2006
(ii) Report of PricewaterhouseCoopers LLP, Independent Auditors dated December 23, 2005
(iii) Consolidated Balance Sheets as of December 31, 2005 & 2004
(iv) Consolidated Statements of Operations for the Years Ended December 31, 2005 and 2004
(v) Consolidated Statement of Mandatorily Redeemable Convertible Preferred Stock and Shareholders’ Deficit for the Years Ended December 31, 2005 and 2004
(vi) Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004
(vii) Notes to Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004
Exhibit 99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: July 31, 2006	By:	/s/ Kenneth V. Handal
Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary